March 1, 2012

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated March 1, 2012, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Advisor Class
ICPHX	ICHHX

Franklin Templeton Global Trust	SUMMARY PROSPECTUS
Franklin Templeton Hard Currency Fund

Investment Goal

To protect against depreciation of the U.S. dollar relative to other currencies.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 27 in the Fund's Prospectus and under “Buying and Selling Shares” on page 45 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Advisor Class
Management fees	0.65%	0.65%
Distribution and service (12b-1) fees	0.30%[1]	None
Other expenses	0.17%	0.17%
Acquired fund fees and expenses	0.17%	0.17%
Total annual Fund operating expenses	1.29%	0.99%
Fee waiver and/or expense reimbursement[2]	-0.07%	-0.07%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement2, [3]	1.22%	0.92%

1. Class A distribution and service (12b-1) fees have been restated to reflect the maximum annual rate approved by the board of trustees for the current fiscal year. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the "Financial Highlights" due to the timing of accrual adjustments that are made during the Fund's fiscal year.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the term set forth above.

3. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 347	$ 618	$ 911	$ 1,745
Advisor Class	$ 94	$ 308	$ 541	$ 1,210

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0.00% of the average value of its portfolio.

The portfolio turnover rate shown above does not include purchases and sales of securities or other instruments whose maturities or expiration dates at the time of purchase were one year or less. If these were included, the portfolio turnover rate would be higher.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments denominated in “hard currencies.” The Fund normally invests mainly in high-quality, short-term money market instruments and forward currency contracts denominated in foreign hard currencies.

“Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The Fund tries to expose 100% of its net assets to foreign currencies, but may do so by investing substantially in a combination of U.S. dollar-denominated securities and forward currency contracts or currency futures contracts (including currency index futures) (collectively, “currency contracts”). In making investments in foreign hard currencies and in instruments denominated in foreign hard currencies, the Fund focuses on countries and markets that historically have experienced low inflation rates and, in the investment manager’s opinion, follow economic policies favorable to continued low inflation rates and currency appreciation versus the U.S. dollar over the long term. The Fund may invest up to 20% of its net assets in instruments denominated in foreign currencies that do not meet all the criteria of hard currencies, including currencies issued by emerging market countries, but that the investment manager believes will appreciate versus the U.S. dollar over the long term.

Under normal market conditions, the Fund will not expose more than 50% of its total assets to any one foreign currency. The Fund is a non-diversified fund and therefore may invest a greater portion of its assets in the securities of one or more issuers than a diversified fund.

The Fund may also invest, from time to time, in currency contracts (including cross-currency forwards) to try to hedge (protect) against currency exchange rate fluctuations, or to generate income for the Fund, for example, by cross-hedging. The Fund does not, however, attempt to actively hedge its portfolio.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Currency   In general, the Fund’s investments go up in value when the U.S. dollar is weak (i.e., is losing value relative to other currencies in which the Fund is invested) or other currencies in which the Fund is invested are strong (i.e., are gaining value relative to the U.S. dollar), and the Fund’s net asset value will go down when the U.S. dollar is strong or other currencies in which the Fund is invested are weak. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Fund may also be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Currency markets generally are not as regulated as securities markets.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States; trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the United States; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Developing Market Countries   The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Credit   An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Derivative Instruments   The performance of derivative instruments (including currency related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) in an amount that exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Non-Diversification   Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting similar issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q3'10	11.81%
Worst Quarter:	Q3'11	-6.82%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Franklin Templeton Hard Currency Fund - Class A
Return Before Taxes	-4.00%	3.67%	6.61%
Return After Taxes on Distributions	-5.44%	2.09%	4.74%
Return After Taxes on Distributions and Sale of Fund Shares	-2.61%	2.21%	4.60%
Franklin Templeton Hard Currency Fund - Advisor Class	-1.63%	4.44%	7.19%
J.P. Morgan 3-Month Global Cash Index (index reflects no deduction for fees, expenses or taxes)	-0.17%	3.74%	6.66%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

MICHAEL HASENSTAB, PH.D.   Senior Vice President of Advisers and portfolio manager of the Fund since 2001.

SONAL DESAI, PH.D.   Portfolio Manager of Advisers and portfolio manager of the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund's distributions are generally taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Templeton Hard Currency Fund

Investment Company Act file #811-04450
© 2012 Franklin Templeton Investments. All rights reserved.
412 PSUM 03/12	00070368